SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):           February 27, 2003
                                                            -----------------


                                MSU DEVICES INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)



33-28622-A                                                            22-2748288
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(Commission File Number)                                           (IRS Employer
                                                             Identification No.)



800 E. Campbell Road, Suite 199, Richardson, Texas                         75081
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (972) 473-7543
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 3.       Bankruptcy or Receivership.

On February 27, 2003, MSU Devices Inc. (the "Debtor) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District Of Texas, Dallas Division. Case No. 03-32040-HDH. The petition does not cover MSU Devices' foreign subsidiary. The Debtor will continue to operate the business as "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Item 5.       Other Events and Regulation FD Disclosure

On February 28, 2003, MSU Devices issued a press release announcing the bankruptcy filing. A copy of the press release is filed as an exhibit hereto.

Certain of the information contained in the attached press release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect MSU Devices' current views with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of MSU Devices that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the company to continue as a going concern; the ability of the company to operate pursuant to the terms of the debtor-in-possession facility; the company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the company to develop, prosecute, confirm and consummate a plan of reorganization with respect to the Chapter 11 case; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the companies to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to a Chapter 7 case; the ability of the company to obtain and maintain normal terms with vendors and service providers; the company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 case on the company's liquidity or results of operations; the ability of the company to fund and execute its business plan; the ability of the company to attract, motivate and/or retain key executives and associates; the ability of the company to attract and retain customers; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; competitive pressures on pricing particularly from lower-cost competitors; and other risks and uncertainties set forth from time to time in MSU Devices' reports to the United States Securities and Exchange Commission.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Debtor's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies, and it is possible that MSU Devices' equity will be restructured in a manner that will substantially reduce or eliminate any remaining value. Accordingly, the Debtor urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (c) Exhibits.
                ---------
                99.1 Press Release dated February 28, 2003. (incorporated by reference in this form 8-K)

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                MSU DEVICES INC.



Dated:  February 28, 2003                  By:      /s/ Robert George
                                               ----------------------
                                                   Robert George
                                                   President and CEO



                                       2
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                                  Exhibit Index


Exhibit Number                 Description of Exhibit

99.1                           Press Release dated February 28, 2003.

                                                                    Exhibit 99.1

MSU Devices Inc. Files for Chapter 11 Reorganization

    DALLAS--(BUSINESS WIRE)--Feb. 28, 2003--MSU Devices Inc. (OTCBB:MUCP), today announced it that it has filed for protection under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Northern District Of Texas, Dallas Division. The Chapter 11 process will facilitate MSU Devices' restructuring which is designed to restore the company to long-term financial health while operating in the normal course of business.
    MSU Devices said that during its Chapter 11 case, it would seek to maintain its ability to continue its operations. Chapter 11 permits a company to continue operations in the normal course while it develops a plan of reorganization to address its existing debt, capital and cost structures. MSU Devices reported that in conjunction with its filing, it is in the process of arranging commitments for $450,000 in debtor-in-possession (DIP) financing. The DIP financing, if approved, will provide adequate liquidity to meet the anticipated needs of MSU Devices to continue normal operations throughout the Chapter 11 process.
    Robert L. George, president and chief executive officer of MSU Devices, said, "The Company has been working under extremely difficult conditions and this Chapter 11 filing will allow the company an opportunity to put its financial house in order. MSU Devices intends to file a plan of reorganization with the court at a later date." He went on to say, "The Chapter 11 process is the best means to facilitate necessary changes in the company's operations and will allow the company access to new capital through DIP financing not otherwise available."
    MSU Devices' legal counsel is Hance, Scarborough, Wright, Ginsberg & Brusilow, L.L.P., Dallas.

    About MSU Devices

    MSU Devices designs, markets and sells affordable Windows CE-based devices that allow customers to access the Internet via narrowband or broadband networks. In addition, the Company is in the process of entering the software development business by undertaking work-for-hire contracts for software development for third-party hardware and software companies. The Company has already been developing software for Windows CE for customers purchasing the MSU V5 including applications such as a complete terminal-based SmartCard application for a customer in Italy. For more information, visit MSU Devices Inc. at www.msudevices.com, or call 972/473-7543.

    Certain of the information contained in this press release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect MSU Devices' current views with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of MSU Devices that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the company to continue as a going concern; the ability of the company to operate pursuant to the terms of the debtor-in-possession facility; the company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the company to develop, prosecute, confirm and consummate a plan of reorganization with respect to the Chapter 11 case; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the companies to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to a Chapter 7 case; the ability of the company to obtain and maintain normal terms with vendors and service providers; the company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 case on the company's liquidity or results of operations; the ability of the company to fund and execute its business plan; the ability of the company to attract, motivate and/or retain key executives and associates; the ability of the company to attract and retain customers; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; competitive pressures on pricing particularly from lower-cost competitors; and other risks and uncertainties set forth from time to time in MSU Devices' reports to the United States Securities and Exchange Commission.

    CONTACT: MSU Devices Inc., Dallas
             Robert George, 972/473-6915

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